UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

MORTGAGE BACKED

SECURITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Backed Securities Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Effective September 30, 2013, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Anup Agarwal and Bonnie M. Wongtrakool. Mr. Walsh has been a part of the portfolio management team for the Fund since its inception. On September 30, 2013, Mr. Agarwal and Ms. Wongtrakool joined the Fund’s portfolio management team.

Messrs. Walsh has been employed by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, as an investment professional for more than five years. Mr. Agarwal has been employed by Western Asset as an investment professional since August 2013. Mr. Agarwal replaces Stephen P. Fulton, who retired on September 30, 2013, as Chief Investment Officer of Western Asset Mortgage Capital Corporation and head of the agency mortgage-backed securities team of Western Asset. From 2007 to 2013, Mr. Agarwal served as Portfolio Manager and Head of Consumer Credit for Stark Investments, a global alternative investment firm. Ms. Wongtrakool has been employed by Western Asset as an investment professional for more than five years. These investment professionals work together with a broader investment management team on portfolio structure, duration weighting and term structure decisions. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices.

II	Western Asset Mortgage Backed Securities Fund

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

Western Asset Mortgage Backed Securities Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November, the best reading since April 2011. The PMI

IV	Western Asset Mortgage Backed Securities Fund

then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Mortgage Backed Securities Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities (“MBS”). MBS may be issued by government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). MBS represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The Fund may invest in government stripped MBS and other stripped securities. The Fund may invest in securities of any maturity or duration, and the securities may have fixed, floating or variable rates. The Fund may enter into dollar rolls, sometimes referred to as mortgage dollar rolls.

The Fund focuses on securities rated investment grade (that is securities rated in the Baa/BBB categories or above, or, if unrated, securities that we determined to be of comparable credit quality). The Fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, securities that we determined to be below investment grade. Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes. The Fund may use one or more types of these instruments without limit.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	1

Fund overview (cont’d)

of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011. All told, the Barclays U.S. Aggregate Indexiii returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999.

As was the case for the overall fixed-income market, agency MBS generated poor results during the reporting period. Agency MBS were negatively impacted by rising interest rates and expectations that the Fed would start paring its asset purchase program. During the twelve months ended December 31, 2013, the overall agency MBS market, as measured by the Barclays U.S. Mortgage-Backed Securities Index (the “benchmark”)iv, returned -1.41%. During this period, as measured by the benchmark, securities issued by Fannie Mae returned -1.43%. In contrast, securities issued by Freddie Mac and Ginnie Mae returned -0.86% and -2.12%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s allocation to MBS with 3.5% and 4.0% coupons due to Fed tapering, as these are the coupons the central bank had focused on with its purchases. In contrast, we increased the Fund’s exposure to higher yielding MBS with 4.5% to 5.5% coupons. We also increased our exposure to non-agency MBS, while paring our exposure to collateralized mortgage obligations (“CMOs”). Elsewhere, we reduced the Fund’s duration, moving to a neutral exposure versus the benchmark.

During the reporting period, we utilized Treasury futures and options on Treasuries and swaps, as well as interest rate swaps to manage the Fund’s duration and yield curvev exposure. The use of these derivatives detracted from performance. MBS options were used to reduce our exposure to interest rate volatility and MBS index swaps were utilized to gain access to the mortgage market. The net effect of these derivatives was a detractor to performance.

Performance review

For the twelve months ended December 31, 2013, Class A shares of Western Asset Mortgage Backed Securities Fund, excluding sales charges, returned 1.71%. The Fund’s unmanaged benchmark, the Barclays U.S. Mortgage-Backed Securities Index, returned -1.41% for the same period. The Lipper U.S. Mortgage Funds Category Average1 returned -1.46% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 131 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Mortgage Backed Securities Fund:
Class 1[1]	-1.09%	1.95%
Class A	-1.21%	1.71%
Class B2	-1.56%	0.96%
Class C	-1.69%	0.84%
Class C1♦	-1.39%	1.24%
Class I	-1.12%	1.97%
Barclays U.S. Mortgage-Backed Securities Index	0.61%	-1.41%
Lipper U.S. Mortgage Funds Category Average[3]	0.31%	-1.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class 1, Class A, Class B, Class C, Class C1 and Class I shares were 3.61%, 3.21%, 2.84%, 2.50%, 3.23% and 3.56%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C and Class I shares would have been 2.19% and 3.48%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class C1 and Class I shares were 0.75%, 0.96%, 1.71%, 1.71%, 1.59% and 0.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 133 funds for the six-month period and among the 131 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. This was beneficial for results as they were supported by attractive yields, continued principal paydowns and signs of improvement in the housing market. Our security selection of CMOs was also additive for the Fund’s performance during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our overweight exposure to certain pools of MBS that lagged the benchmark. In particular, at certain times during the reporting period we had an overweight to lower coupon MBS which underperformed the benchmark as rates rose. We also focused on prepayment protected pools which underperformed generic pools of MBS as rates rose.

Elsewhere, having a duration that was generally longer than the benchmark was a negative for performance as rates moved sharply higher during the reporting period.

Thank you for your investment in Western Asset Mortgage Backed Securities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Collateralized Mortgage Obligations (59.9%), Mortgage-Backed Securities (33.3%), Asset-Backed Securities (7.3%), U.S. Government & Agency Obligations (0.9%) and Purchased Options (0.1%). The Fund’s portfolio composition is subject to change at any time.

4	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-1.09%	$1,000.00	$989.10	0.70%	$3.51	Class 1	5.00%	$1,000.00	$1,021.68	0.70%	$3.57
Class A	-1.21	1,000.00	987.90	0.94	4.71	Class A	5.00	1,000.00	1,020.47	0.94	4.79
Class B	-1.56	1,000.00	984.40	1.65	8.25	Class B	5.00	1,000.00	1,016.89	1.65	8.39
Class C	-1.69	1,000.00	983.10	1.71	8.55	Class C	5.00	1,000.00	1,016.59	1.71	8.69
Class C1	-1.39	1,000.00	986.10	1.30	6.51	Class C1	5.00	1,000.00	1,018.65	1.30	6.61
Class I	-1.12	1,000.00	988.80	0.60	3.01	Class I	5.00	1,000.00	1,022.18	0.60	3.06

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 12/31/13	1.95%	1.71%	0.96%	0.84%	1.24%	1.97%
Five Years Ended 12/31/13	7.05	6.81	6.10	N/A	6.17	7.07
Ten Years Ended 12/31/13	5.12	4.91	4.42	N/A	4.35	5.25
Inception* through 12/31/13	5.59	5.56	N/A	2.59	4.84	5.57

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 12/31/13	1.95%	-2.59%	-3.45%	-0.13%	0.26%	1.97%
Five Years Ended 12/31/13	7.05	5.89	5.94	N/A	6.17	7.07
Ten Years Ended 12/31/13	4.39	4.45	4.42	N/A	4.35	5.25
Inception* through 12/31/13	5.04	5.34	N/A	2.59	4.84	5.57

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/03 through 12/31/13)	64.79%
Class A (12/31/03 through 12/31/13)	61.46
Class B (12/31/03 through 12/31/13)	54.12
Class C (Inception date of 8/1/12 through 12/31/13)	3.70
Class C1♦ (12/31/03 through 12/31/13)	53.02
Class I (12/31/03 through 12/31/13)	66.73

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 0.50% for the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 6.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class 1, A, B, C, C1♦ and I shares are September 12, 2000, November 6, 1992, March 20, 1984, August 1, 2012, February 4, 1993 and February 7, 1996, respectively.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Mortgage Backed Securities Fund vs. Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Mortgage Backed Securities Fund on December 31, 2003, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Mortgage-Backed Securities Index
WA Mortgage Backed	— Western Asset Mortgage Backed Securities Fund
MBS	— Mortgage-Backed Securities

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Mortgage-Backed Securities Index
WA Mortgage Backed	— Western Asset Mortgage Backed Securities Fund
MBS	— Mortgage-Backed Securities

12	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 59.9%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.435%	2/25/36	$763,755	$617,005	(a)
American Home Mortgage Assets, 2006-3 3A12	0.355%	10/25/46	1,590,043	1,127,379	(a)
American Home Mortgage Assets, 2006-6 A1A	0.355%	12/25/46	1,272,658	844,448	(a)
American Home Mortgage Investment Trust, 2007-1 GA1C	0.355%	5/25/47	12,492,713	8,979,937	(a)
ARM Trust, 2005-1 5M1	1.215%	5/25/35	4,705,000	4,114,828	(a)
Banc of America Funding Corp., 2005-B 3A1	0.397%	4/20/35	1,540,348	1,436,816	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.845%	9/25/34	243,768	240,242	(a)
Bear Stearns Alt-A Trust, 2005-9 11A1	0.685%	11/25/35	2,503,253	1,806,310	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.571%	2/25/36	152,856	121,783	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.395%	10/25/35	3,510,474	3,104,877	(a)(b)
Connecticut Avenue Securities Series, 2013-C01 M2	5.415%	10/25/23	11,110,000	11,789,154	(a)
Countrywide Alternative Loan Trust, 2004-6CB A	0.455%	5/25/34	4,387,665	4,277,436	(a)
Countrywide Alternative Loan Trust, 2004-J5 M1	0.765%	8/25/34	8,787,000	6,836,304	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.425%	7/25/35	373,701	323,622	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.438%	7/20/35	95,336	72,037	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.397%	7/20/35	1,028,773	893,664	(a)
Countrywide Alternative Loan Trust, 2005-27 1A3	1.658%	8/25/35	3,616,762	3,364,671	(a)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.478%	8/25/35	5,535,101	4,260,577	(a)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.688%	8/25/35	5,507,742	4,651,002	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.495%	10/25/35	419,197	333,816	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.547%	11/20/35	58,409	13,880	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.435%	1/25/36	60,656	52,465	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.465%	1/25/36	542,047	391,203	(a)
Countrywide Alternative Loan Trust, 2006-0A2 X1P, IO	2.653%	5/20/46	11,301,667	737,560	(a)
Countrywide Alternative Loan Trust, 2006-0A9 2A1B	0.367%	7/20/46	317,738	191,470	(a)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.335%	9/25/37	5,661,465	1,174,927	(a)
Countrywide Alternative Loan Trust, 2007-24 A3, IO	6.785%	10/25/37	5,746,683	1,261,515	(a)
Countrywide Alternative Loan Trust, 2007-J1 2A10	6.000%	3/25/37	4,120,996	2,709,526
Countrywide Home Loans, 2003-HYB1 1A1	2.876%	5/19/33	223,491	222,414	(a)
Countrywide Home Loans, 2004-16 1A3A	0.925%	9/25/34	3,312,822	3,082,763	(a)
Countrywide Home Loans, 2004-R1 1AF	0.565%	11/25/34	382,533	350,466	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.585%	11/25/34	188,728	164,853	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.565%	9/25/35	1,101,851	968,672	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.585%	7/25/36	653,726	572,831	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.525%	3/25/35	96,660	84,948	(a)(b)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	425,880	443,057

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	$121,832	$130,429
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	156,552	10,554
Federal Home Loan Mortgage Corp. (FHLMC), 3027 AS, IO	5.983%	5/15/29	216,900	33,435	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3136 PS, IO, PAC-1	6.483%	4/15/36	3,271,202	513,048	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3265 SB, IO	5.973%	1/15/37	232,422	35,536	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3397 GS Remics IO	6.833%	12/15/37	2,025,990	362,177	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3601 BI, IO	5.000%	3/15/39	113,164	11,919
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	7,370,888	8,062,049
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE, PAC	5.000%	7/15/41	5,000,000	5,367,648
Federal Home Loan Mortgage Corp. (FHLMC), 3921 SB, IO	6.393%	9/15/41	14,036,160	3,259,287	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.783%	10/15/41	2,654,221	532,137	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3990 GS, IO, PAC	6.433%	3/15/41	19,634,460	3,998,446	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4032 CI, IO	3.500%	6/15/26	5,907,430	750,632
Federal Home Loan Mortgage Corp. (FHLMC), 4048 IK, IO	3.000%	5/15/27	1,682,585	215,003
Federal Home Loan Mortgage Corp. (FHLMC), 4057 IL, IO	3.000%	6/15/27	43,387,573	5,882,361
Federal Home Loan Mortgage Corp. (FHLMC), 4060 JS, IO	5.833%	6/15/42	17,693,887	3,526,616	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.783%	6/15/42	7,279,947	1,449,821	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.883%	7/15/42	272,728	67,242	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4077 SB, IO	5.833%	7/15/42	8,206,054	1,700,716	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	6,781,442	981,361
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	11,260,270	1,785,442
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.883%	8/15/42	543,038	122,946	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 LI, IO	3.500%	10/15/32	11,070,950	1,947,296
Federal Home Loan Mortgage Corp. (FHLMC), 4123 DI, IO	3.000%	10/15/27	52,976,106	7,201,259
Federal Home Loan Mortgage Corp. (FHLMC), 4134 IM, IO, PAC	3.500%	11/15/42	12,570,562	2,499,960
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.983%	11/15/42	461,147	112,236	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.983%	11/15/42	468,919	107,011	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.983%	11/15/42	657,876	154,499	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4139 EI, IO	3.000%	9/15/31	23,005,127	3,353,388
Federal Home Loan Mortgage Corp. (FHLMC), 4142 IA Remics IO	3.000%	12/15/32	12,862,211	2,046,872
Federal Home Loan Mortgage Corp. (FHLMC), 4144 GI, IO, PAC-1	3.000%	12/15/32	7,924,861	1,375,901
Federal Home Loan Mortgage Corp. (FHLMC), 4147 CS, IO	5.933%	12/15/42	1,336,853	308,862	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4147 IN, IO	3.500%	12/15/32	9,767,497	1,783,080
Federal Home Loan Mortgage Corp. (FHLMC), 4151 AI, IO	3.000%	1/15/33	24,919,509	3,963,121
Federal Home Loan Mortgage Corp. (FHLMC), 4156 AI, IO	3.000%	10/15/31	41,988,618	6,147,491

See Notes to Financial Statements.

14	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 4156 SA, IO, PAC	6.033%	1/15/33	$13,623,837	$2,750,233	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4166 PZ, PAC-11	3.250%	2/15/43	4,109,663	3,379,943
Federal Home Loan Mortgage Corp. (FHLMC), 4170 PI, IO, PAC-1	3.000%	1/15/33	13,924,294	2,382,991
Federal Home Loan Mortgage Corp. (FHLMC), 4173 AZ	3.000%	3/15/43	4,750,985	3,620,621
Federal Home Loan Mortgage Corp. (FHLMC), 4199 SB, IO	6.033%	5/15/40	1,736,148	365,672	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.083%	9/15/42	3,848,935	774,091	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4206 CZ	3.000%	5/15/43	5,088,159	3,840,156
Federal Home Loan Mortgage Corp. (FHLMC), 4210 Z	3.000%	5/15/43	9,199,382	7,265,116
Federal Home Loan Mortgage Corp. (FHLMC), 4226 GZ	3.000%	7/15/43	5,062,813	3,832,486
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	3,430,062	3,806,203
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 267 S5, IO	5.833%	8/15/42	25,468,607	5,831,190	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.217%	4/25/20	5,226,409	296,931	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.665%	6/25/20	2,511,961	201,420	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.490%	8/25/20	20,549,932	1,501,183	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.726%	9/25/41	16,200,000	1,969,782	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.379%	6/25/21	31,504,171	2,332,774	(a)
Federal National Mortgage Association (FNMA), 2003-022, IO	6.000%	4/25/33	341,926	61,406
Federal National Mortgage Association (FNMA), 2009-006 KZ	5.000%	2/25/49	2,579,657	2,811,700
Federal National Mortgage Association (FNMA), 2009-059 LB	5.426%	8/25/39	2,200,230	2,278,045	(a)
Federal National Mortgage Association (FNMA), 2009-074 TX, PAC	5.000%	9/25/39	5,000,000	5,382,625
Federal National Mortgage Association (FNMA), 2010-002 AI, IO	5.500%	2/25/40	2,238,844	443,532
Federal National Mortgage Association (FNMA), 2010-059 PC, PAC	5.000%	6/25/40	19,140,000	20,707,623
Federal National Mortgage Association (FNMA), 2010-084 SK, IO	6.395%	8/25/40	7,728,966	1,127,545	(a)
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	1,359,281	1,544,214
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.365%	1/25/41	3,381,362	505,531	(a)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.365%	1/25/41	3,381,362	505,531	(a)
Federal National Mortgage Association (FNMA), 2011-015 AB	9.750%	8/25/19	942,262	1,069,311

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2011-051 SM, IO	5.685%	6/25/41	$21,702,369	$3,071,910	(a)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	344,112	376,430
Federal National Mortgage Association (FNMA), 2011-059 YS, IO	6.535%	11/25/40	16,135,054	2,214,230	(a)
Federal National Mortgage Association (FNMA), 2011-062 LS, IO	6.435%	1/25/32	10,702,096	1,649,895	(a)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.515%	7/25/41	189,929	25,394	(a)
Federal National Mortgage Association (FNMA), 2011-087 SH, IO	6.385%	3/25/41	15,241,926	2,790,060	(a)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.785%	9/25/41	32,920,314	5,120,827	(a)
Federal National Mortgage Association (FNMA), 2011-099 KI, IO	4.500%	12/25/25	2,823,048	388,857
Federal National Mortgage Association (FNMA), 2011-144 PT	11.956%	1/25/38	2,308,911	2,875,583	(a)
Federal National Mortgage Association (FNMA), 2012-009 WS, IO	6.335%	2/25/42	17,453,255	3,621,111	(a)
Federal National Mortgage Association (FNMA), 2012-014 SL, IO	6.385%	12/25/40	16,588,632	3,173,546	(a)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	3,408,875	3,808,289
Federal National Mortgage Association (FNMA), 2012-035 SQ, IO	6.435%	4/25/42	4,898,652	856,983	(a)
Federal National Mortgage Association (FNMA), 2012-043 AI, IO	3.500%	4/25/27	20,578,794	2,912,644
Federal National Mortgage Association (FNMA), 2012-047 JS, IO	6.335%	5/25/42	10,094,734	2,321,886	(a)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,949,484	2,171,570
Federal National Mortgage Association (FNMA), 2012-067 GS, IO	5.785%	7/25/42	28,031,599	5,518,889	(a)
Federal National Mortgage Association (FNMA), 2012-067 KS, IO	5.785%	7/25/42	12,918,681	2,422,729	(a)
Federal National Mortgage Association (FNMA), 2012-068 SM, IO	5.885%	7/25/42	11,417,948	2,385,648	(a)
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	4,755,436	613,610
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.785%	7/25/42	31,775,971	6,310,053	(a)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.435%	7/25/42	11,384,038	2,232,641	(a)
Federal National Mortgage Association (FNMA), 2012-083 AS, IO	5.355%	8/25/42	16,011,595	2,817,599	(a)

See Notes to Financial Statements.

16	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-114 SB, IO	5.885%	10/25/42	$19,618,955	$4,463,251	(a)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.985%	11/25/42	854,156	194,255	(a)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.985%	11/25/42	1,412,088	321,388	(a)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.985%	12/25/42	474,039	115,056	(a)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.985%	12/25/42	1,026,811	222,700	(a)
Federal National Mortgage Association (FNMA), 2012-148 IM, IO	3.000%	1/25/28	29,370,034	3,942,648
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	1,631,046	1,791,759
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	11,056,572	12,091,296
Federal National Mortgage Association (FNMA), 2013-009 HS, IO	6.035%	7/25/41	9,776,915	2,038,238	(a)
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.985%	2/25/43	2,929,204	683,560	(a)
Federal National Mortgage Association (FNMA), 2013-019 SK, IO	5.985%	3/25/43	956,955	232,252	(a)
Federal National Mortgage Association (FNMA), 2013-037, IO	3.000%	4/25/33	23,221,976	3,743,074
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	4,364,904	3,009,807
Federal National Mortgage Association (FNMA), 364 13, IO	6.000%	9/1/35	327,234	58,716
Federal National Mortgage Association (FNMA), 383 18, IO	5.500%	1/1/38	533,221	92,458
Federal National Mortgage Association (FNMA), 383 20, IO	5.500%	7/1/37	368,857	63,990
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	72,120	13,864
Federal National Mortgage Association (FNMA), 407 42, IO	6.000%	1/25/38	227,014	41,121
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	2,245,115	426,599
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/1/35	5,932,427	1,156,494
Federal National Mortgage Association (FNMA) STRIPS, 409 C14, IO	3.500%	4/25/42	40,118,235	8,377,679
Government National Mortgage Association (GNMA), 2002-057 FK	0.667%	8/16/32	1,250,215	1,262,303	(a)
Government National Mortgage Association (GNMA), 2003-094 SD, IO	6.393%	7/16/33	67,259	12,911	(a)
Government National Mortgage Association (GNMA), 2004-059 FP	0.467%	8/16/34	1,895,775	1,909,113	(a)
Government National Mortgage Association (GNMA), 2004-081 SK, IO	6.033%	10/16/34	2,165,711	347,063	(a)
Government National Mortgage Association (GNMA), 2006-025 SI, IO, PAC	6.533%	5/20/36	1,969,063	363,975	(a)

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2007-017 IB, IO	6.083%	4/20/37	$11,549,903	$2,247,126	(a)
Government National Mortgage Association (GNMA), 2007-045 QB, IO	6.433%	7/20/37	2,672,984	455,516	(a)
Government National Mortgage Association (GNMA), 2009-104 KS, IO, PAC	6.333%	8/16/39	4,466,967	383,661	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.317%	11/20/59	2,269,047	2,317,959	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.933%	11/16/34	5,354,414	983,706	(a)
Government National Mortgage Association (GNMA), 2010-013, IO	0.648%	11/16/51	48,308,001	1,450,907	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC	6.333%	3/20/39	222,231	36,053	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	3,642,570	227,740
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.313%	4/20/40	43,481	8,601	(a)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC	4.500%	10/20/39	3,700,000	3,895,726
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.833%	5/16/40	1,895,377	344,484	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.483%	1/20/40	118,722	20,511	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO, PAC	4.500%	9/20/37	1,400,000	191,072
Government National Mortgage Association (GNMA), 2010-101 S, IO, PAC	5.833%	8/20/40	25,877,964	4,783,749	(a)
Government National Mortgage Association (GNMA), 2010-102, IO	1.308%	6/16/52	6,362,901	395,324	(a)
Government National Mortgage Association (GNMA), 2010-109 CI, IO, PAC	4.500%	12/20/37	1,396,414	199,724
Government National Mortgage Association (GNMA), 2010-109 MI, IO, PAC	4.500%	10/20/37	2,878,771	268,413
Government National Mortgage Association (GNMA), 2010-118, IO	1.122%	4/16/53	12,426,422	646,422	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	20,862,832	3,458,221
Government National Mortgage Association (GNMA), 2010-168 MI, IO, PAC	4.500%	7/20/37	3,699,970	347,180
Government National Mortgage Association (GNMA), 2010-H02 FA	0.844%	2/20/60	6,510,596	6,537,784	(a)
Government National Mortgage Association (GNMA), 2011-002 NS, IO, PAC	5.913%	3/16/39	1,211,574	170,859	(a)

See Notes to Financial Statements.

18	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	$1,450,221	$155,263
Government National Mortgage Association (GNMA), 2011-040 MI, IO, PAC	4.500%	1/16/38	2,832,277	264,506
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.963%	2/16/36	9,970,778	1,327,543	(a)
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,018,532
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,600,000	1,730,369
Government National Mortgage Association (GNMA), 2011-142, IO	0.952%	9/16/46	28,954,674	1,553,042	(a)
Government National Mortgage Association (GNMA), 2012-013 SK, IO	6.483%	2/20/41	7,110,653	1,294,336	(a)
Government National Mortgage Association (GNMA), 2012-021 QS, IO, PAC	6.483%	2/20/42	10,680,307	2,332,321	(a)
Government National Mortgage Association (GNMA), 2012-038 MI, IO, PAC	4.000%	3/20/42	31,556,861	6,743,177
Government National Mortgage Association (GNMA), 2012-047 CI, IO, PAC	4.000%	3/20/42	26,395,274	5,751,433
Government National Mortgage Association (GNMA), 2012-051 GI, IO, PAC	3.500%	7/20/40	3,586,108	571,486
Government National Mortgage Association (GNMA), 2012-087 IO, IO	0.929%	8/16/52	78,061,314	5,320,971	(a)
Government National Mortgage Association (GNMA), 2012-112, IO	0.870%	2/16/53	22,219,957	1,522,167	(a)
Government National Mortgage Association (GNMA), 2012-125, IO	0.856%	2/16/53	10,118,388	731,008	(a)
Government National Mortgage Association (GNMA), 2012-128 IE, IO	3.500%	10/16/42	17,545,865	4,534,973
Government National Mortgage Association (GNMA), 2013-005 BI, IO	3.500%	1/20/43	16,132,759	3,927,039
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	4,319,741	1,054,045
Government National Mortgage Association (GNMA), 2013-010 BI, IO	3.500%	1/16/43	10,612,026	2,504,900
Government National Mortgage Association (GNMA), 2013-027 PZ, PAC-11	3.500%	2/20/43	982,343	750,463
Government National Mortgage Association (GNMA), 2013-037 JZ, PAC-11	3.500%	3/20/43	1,106,482	824,510
Government National Mortgage Association (GNMA), 2013-054 JZ, PAC-11	3.500%	4/20/43	813,740	622,697
Government National Mortgage Association (GNMA), 2013-088 SL, IO	4.083%	5/20/43	6,118,457	697,023	(a)

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2013-090 PI, IO, PAC-1	3.500%	10/20/41	$14,640,800	$2,518,074
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	6,597,565	4,507,688
Government National Mortgage Association (GNMA), 2013-116 BS, IO	5.983%	8/16/43	10,380,938	1,879,418	(a)
Government National Mortgage Association (GNMA), 2013-119 TZ	3.000%	8/20/43	10,100,376	7,878,248
Government National Mortgage Association (GNMA), 2013-138 IO, IO	0.772%	11/16/54	38,444,146	2,107,912	(a)
Government National Mortgage Association (GNMA), 2013-157 IA, IO	3.500%	4/20/40	14,009,471	2,513,017
Government National Mortgage Association (GNMA), 2013-163, IO	1.217%	2/16/46	19,860,859	1,700,090	(a)(c)
Government National Mortgage Association (GNMA), 2013-175 IO, IO	0.996%	5/16/55	29,300,130	1,892,261	(a)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.271%	6/25/34	2,231,971	2,026,728	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.515%	1/25/35	2,775,891	2,347,840	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.515%	3/25/35	3,676,172	3,143,826	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.515%	1/25/36	3,518,610	2,915,583	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.565%	4/25/36	3,358,374	2,836,099	(a)(b)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.366%	9/19/46	619,232	477,620	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.905%	12/25/34	4,624,032	4,325,727	(a)
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO	6.465%	12/25/36	12,615,190	2,690,101	(a)
IMPAC CMB Trust, 2004-07 1A1	0.905%	11/25/34	680,732	646,135	(a)
IMPAC CMB Trust, 2004-10 3A1	0.865%	3/25/35	687,440	646,908	(a)
IMPAC CMB Trust, 2007-A A	0.415%	5/25/37	1,150,865	1,137,417	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.965%	11/25/34	116,807	112,917	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.485%	3/25/36	494,912	339,490	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.475%	3/25/35	290,827	279,722	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.626%	10/25/35	767,446	654,051	(a)
Indymac Index Mortgage Loan Trust, 2007-AR07 1A1	2.800%	11/25/37	3,948,815	3,634,932	(a)
Lehman Mortgage Trust, 2006-4 2A2, IO	6.935%	8/25/36	6,840,670	1,907,777	(a)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.465%	2/25/37	21,063,087	5,578,538	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.355%	5/25/46	275,809	198,255	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.179%	12/25/34	18,778	18,571	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.375%	4/25/46	227,904	169,925	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.365%	5/25/47	288,408	203,816	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.875%	5/25/36	925,218	888,029	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.781%	8/25/34	269,865	263,801	(a)

See Notes to Financial Statements.

20	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.235%	6/25/36	$57,608	$27,046	(a)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.355%	9/25/46	416,411	351,360	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.665%	2/25/35	442,327	408,017	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,201,723	2,221,634	(b)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.720%	5/25/35	51,091	50,374	(a)
Residential Accredit Loans Inc., 2007-QO4 A1	0.365%	5/25/47	2,005,968	1,571,002	(a)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.355%	5/25/47	1,606,822	1,256,837	(a)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.852%	8/25/35	7,139,069	5,705,844	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.482%	8/25/34	2,257,778	2,240,626	(a)
Structured ARM Loan Trust, 2004-17 A1	1.019%	11/25/34	146,931	144,551	(a)
Structured ARM Loan Trust, 2005-02 A2	0.415%	2/25/35	363,029	307,310	(a)
Structured ARM Loan Trust, 2005-05 A3	0.395%	5/25/35	121,481	119,417	(a)
Structured ARM Loan Trust, 2005-11 3A	2.540%	5/25/35	2,270,647	2,102,408	(a)
Structured Asset Mortgage Investments Inc., 2005-AR8 A1A	0.445%	2/25/36	4,968,835	3,861,302	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.345%	7/25/46	281,642	218,060	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.450%	9/25/33	918,203	903,185	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.515%	3/25/35	343,573	291,100	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.515%	4/25/35	9,050,147	7,737,731	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.515%	6/25/35	498,696	405,775	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.065%	3/25/44	56,418	50,089	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.086%	9/25/37	1,497,512	1,476,183	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.102%	9/25/37	59,141	61,745	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.417%	3/16/30	1,860,968	1,138,581	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.283%	3/25/37	2,272,104	1,831,018	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.485%	8/25/45	1,460,272	1,416,552	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.455%	10/25/45	117,715	109,870	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.445%	11/25/45	230,914	205,150	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.435%	12/25/45	830,376	760,913	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.455%	12/25/45	94,573	87,237	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.099%	8/25/46	4,817,043	3,236,162	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR07 2A	1.119%	7/25/46	350,202	289,955	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.878%	6/25/47	575,313	502,050	(a)

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.454%	6/25/33	$169,606	$167,905	(a)
Total Collateralized Mortgage Obligations (Cost — $495,456,634)				508,962,095
Asset-Backed Securities — 7.3%
ACE Securities Corp., 2004-HE4 M2	1.140%	12/25/34	4,021,185	3,810,680	(a)
ACE Securities Corp., 2004-OP1 M1	0.945%	4/25/34	1,141,972	1,069,870	(a)
ACE Securities Corp., 2005-SD3 A	0.565%	8/25/45	23,638	23,622	(a)
ACE Securities Corp., 2006-GP1 A	0.425%	2/25/31	45,951	42,891	(a)
ACE Securities Corp., 2006-SD1 A1B	0.515%	2/25/36	252,402	249,657	(a)
ACE Securities Corp., 2006-SL2 A	0.505%	1/25/36	1,149,584	115,561	(a)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.540%	11/25/32	3,011,335	2,975,884	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	911,613	925,407
Bayview Financial Acquisition Trust, 2006-B 2A4	0.435%	4/28/36	403,265	389,337	(a)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.337%	9/17/18	189,650	189,650	(a)(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	47,235	47,190	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.495%	7/25/36	995,902	725,008	(a)(b)
Countrywide Home Equity Loan Trust, 2004-I A	0.457%	2/15/34	542,540	477,435	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.307%	7/15/36	132,739	103,654	(a)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.715%	3/25/33	4,129,942	3,027,181	(a)(b)
EMC Mortgage Loan Trust, 2006-A A1	0.615%	12/25/42	1,254,960	1,171,048	(a)(b)
Fremont Home Loan Trust, 2002-1 M1	1.415%	8/25/33	3,647,751	3,292,460	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.375%	11/25/36	340,781	278,488	(a)
GSAA Home Equity Trust, 2007-4 A2	0.365%	3/25/37	2,761,114	1,401,738	(a)
GSAMP Trust, 2003-SEA A1	0.565%	2/25/33	150,585	139,803	(a)
GSAMP Trust, 2004-SEA2 M2	1.415%	3/25/34	7,000,000	6,159,090	(a)
GSAMP Trust, 2006-S4 A1	0.255%	5/25/36	117,481	23,898	(a)
IMC Home Equity Loan Trust, 1998-1 A5	7.450%	6/20/29	6,709,691	6,844,867
Indymac Seconds Asset Backed Trust, 2006-A A	0.425%	6/25/36	362,435	91,840	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	0.990%	9/25/31	962,399	820,923	(a)
Morgan Stanley ABS Capital I, 2002-HE3 M1	1.815%	3/25/33	3,074,797	2,879,350	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.465%	3/25/36	523,582	221,831	(a)
New Century Home Equity Loan Trust, 2003-B M2	2.640%	11/25/33	11,270	10,714	(a)
Novastar Home Equity Loan, 2003-2 A2	0.845%	9/25/33	367,141	359,951	(a)
Park Place Securities Inc., 2004-WCW1 M3	1.415%	9/25/34	3,343,000	2,802,186	(a)
Quest Trust, 2005-X1 M2	0.965%	3/25/35	4,824,441	4,643,008	(a)(b)
RAAC Series, 2005-SP2 2A	0.465%	6/25/44	3,134,919	2,451,773	(a)

See Notes to Financial Statements.

22	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
RAAC Series, 2006-RP2 A	0.415%	2/25/37	$66,852	$64,798	(a)(b)
RAAC Series, 2006-RP3 A	0.435%	5/25/36	1,168,551	1,020,403	(a)(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.665%	12/25/33	522,929	510,631	(a)
Residential Asset Securities Corp., 2004-KS9 AI5	5.330%	10/25/34	1,952,838	1,502,320
SACO I Trust, 2006-4 A1	0.505%	3/25/36	317,540	416,642	(a)
SACO I Trust, 2006-6 A	0.425%	6/25/36	482,375	616,022	(a)
SACO I Trust, 2006-7 A1	0.425%	7/25/36	95,111	141,961	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.845%	1/25/33	313,182	305,310	(a)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,425,801	2,400,181
Structured Asset Securities Corp., 2002-BC1 M2	3.615%	8/25/32	4,489,328	4,271,098	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.385%	2/25/36	1,469,676	105,605	(a)(b)
Structured Asset Securities Corp., 2006-W1A A4	0.315%	8/25/46	3,300,000	2,754,203	(a)(b)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.595%	3/25/37	216,938	211,841	(a)(b)
Total Asset-backed Securities (Cost — $61,848,982)				62,087,010
Mortgage-backed Securities — 33.3%
FHLMC — 2.7%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	5,255	5,615
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	196,344	214,573
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	669,780	738,727
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/1/43	19,701,129	20,085,667
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	11/1/15-7/1/32	758,496	850,247
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	935,443	1,031,336
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	498,324	540,443
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	2,500	2,526
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	53,024	58,007
Total FHLMC				23,527,141
FNMA — 25.8%
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/15/16	582	586
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	2,935	3,073
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/16	150,229	159,813
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-6/1/32	37,004	40,458
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-12/1/18	469,666	501,098
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	193,380	229,877
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	31	31
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	2,343	2,659
Federal National Mortgage Association (FNMA)	7.000%	1/1/25-9/1/34	9,844,741	11,150,280
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	3,103,745	3,473,104
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	505,810	565,806

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	23

Schedule of investments (cont’d)

December 31, 2013

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.000%	9/1/33-10/1/33	$9,201,647	$9,641,607
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-6/1/41	3,161,384	3,359,483
Federal National Mortgage Association (FNMA)	3.000%	1/1/43	773,937	724,896
Federal National Mortgage Association (FNMA)	3.000%	1/13/44	32,900,000	31,242,149	(d)
Federal National Mortgage Association (FNMA)	4.500%	1/13/44	77,100,000	81,716,964	(d)
Federal National Mortgage Association (FNMA)	5.000%	1/13/44	45,000,000	48,877,745	(d)
Federal National Mortgage Association (FNMA)	5.500%	1/13/44	25,000,000	27,502,935	(d)
Total FNMA				219,192,564
GNMA — 4.8%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	89,469	98,155
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	7,356,891	8,507,097
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	250,744	271,805
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/20/37	1,631,064	1,851,138
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,126,489	1,272,228
Government National Mortgage Association (GNMA)	4.500%	2/15/40-3/15/40	4,481,636	4,829,835
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/20/41	17,130,874	18,796,271
Government National Mortgage Association (GNMA)	2.012%	6/20/60	4,783,331	5,029,039	(a)
Government National Mortgage Association (GNMA) II	1.201%	8/20/58	123,928	125,290	(a)
Total GNMA				40,780,858
Total Mortgage-backed Securities (Cost — $282,366,522)				283,500,563
U.S. Government & Agency Obligations — 0.9%
U.S. Government Obligations — 0.9%
U.S. Treasury Notes (Cost — $8,239,671)	1.625%	8/15/22	8,300,000	7,541,977

		Expiration Date	Contracts / Notional Amount
Purchased Options — 0.1%
Interest rate swaption with Goldman Sachs Group Inc., Put @ 3.04%		5/20/14	300,000,000	224,946	(c)
U.S. Treasury 10-Year Notes, Put @ $123.50		2/21/14	275	322,266
U.S. Treasury 10-Year Notes, Put @ $124.00		2/21/14	275	408,203
Total Purchased Options (Cost — $814,366)				955,415
Total Investments before Short-Term Investments (Cost — $848,726,175)				863,047,060

See Notes to Financial Statements.

24	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 14.5%
U.S. Government Agencies — 4.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.089%	3/24/14	$25,000,000	$24,998,300	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	6/23/14	15,000,000	14,994,990	(e)
Total U.S. Government Agencies (Cost — $39,985,561)				39,993,290
Repurchase Agreements — 9.8%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity $82,900,046; (Fully collateralized by U.S. government obligations, 1.500% due 12/31/18; Market value — $84,532,163) (Cost — $82,900,000)	0.010%	1/2/14	82,900,000	82,900,000
Total Short-Term Investments (Cost — $122,885,561)				122,893,290
Total Investments — 116.0% (Cost — $971,611,736#)				985,940,350
Liabilities in Excess of Other Assets — (16.0)%				(135,980,494)
Total Net Assets — 100.0%				$849,959,856

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $972,578,973.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 30-Year Notes, Put (Premiums received — $539,287)	2/21/14	$130.00	306	$788,907

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	25

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $971,611,736)	$985,940,350
Cash	52,173,849
Receivable for securities sold	417,938,807
Interest receivable	4,256,562
Deposits with brokers for open futures contracts	1,692,413
Receivable for Fund shares sold	1,135,498
OTC swaps, at value (net premiums paid — $223,787)	1,052,389
Prepaid expenses	56,542
Other assets	591,348
Total Assets	1,464,837,758

Liabilities:
Payable for securities purchased	608,518,844
Payable for Fund shares repurchased	2,953,188
Distributions payable	1,381,801
Written options, at value (premiums received — $539,287)	788,907
Investment management fee payable	351,769
OTC swaps, at value (premiums received — $113,361)	208,356
Service and/or distribution fees payable	146,398
Payable to broker — variation margin on open futures contracts	125,303
Trustees’ fees payable	3,379
Accrued expenses	399,957
Total Liabilities	614,877,902
Total Net Assets	$849,959,856

Net Assets:
Par value (Note 7)	$796
Paid-in capital in excess of par value	848,601,920
Undistributed net investment income	3,861,361
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(16,900,283)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	14,396,062
Total Net Assets	$849,959,856

See Notes to Financial Statements.

26	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Shares Outstanding:
Class 1	3,871,386
Class A	46,414,106
Class B	1,577,661
Class C	688,364
Class C1	2,862,161
Class I	24,224,721

Net Asset Value:
Class 1 (and redemption price)	$10.67
Class A (and redemption price)	$10.66
Class B*	$10.67
Class C*	$10.66
Class C1*	$10.67
Class I (and redemption price)	$10.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.13

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	27

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$33,312,137

Expenses:
Investment management fee (Note 2)	3,811,297
Service and/or distribution fees (Notes 2 and 5)	1,770,303
Transfer agent fees (Note 5)	1,037,608
Registration fees	95,566
Fund accounting fees	74,973
Legal fees	71,823
Shareholder reports	65,736
Audit and tax	48,728
Insurance	14,050
Trustees’ fees	12,607
Custody fees	50
Miscellaneous expenses	10,096
Total Expenses	7,012,837
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(21,423)
Net Expenses	6,991,414
Net Investment Income	26,320,723

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(2,051,859)
Futures contracts	(5,825,659)
Written options	(1,976,697)
Swap contracts	(2,742,908)
Net Realized Loss	(12,597,123)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,640,790)
Futures contracts	(29,511)
Written options	(249,620)
Swap contracts	1,756,525
Change in Net Unrealized Appreciation (Depreciation)	(4,163,396)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(16,760,519)
Increase in Net Assets from Operations	$9,560,204

See Notes to Financial Statements.

28	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$26,320,723	$17,958,786
Net realized gain (loss)	(12,597,123)	9,901,544
Change in net unrealized appreciation (depreciation)	(4,163,396)	18,542,127
Increase in Net Assets From Operations	9,560,204	46,402,457

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(29,929,605)	(19,170,786)
Net realized gains	—	(6,933,051)
Decrease in Net Assets From Distributions to Shareholders	(29,929,605)	(26,103,837)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	554,209,843	122,635,160
Reinvestment of distributions	25,576,453	25,140,046
Cost of shares repurchased	(347,715,977)	(153,275,522)
Increase (Decrease) in Net Assets From Fund Share Transactions	232,070,319	(5,500,316)
Increase in Net Assets	211,700,918	14,798,304

Net Assets:
Beginning of year	638,258,938	623,460,634
End of year*	$849,959,856	$638,258,938
* Includes undistributed net investment income, respectively, of:	$3,861,361	$3,597,811

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$10.89	$10.55	$10.32	$9.77	$9.28

Income (loss) from operations:
Net investment income	0.39	0.34	0.25	0.28	0.36
Net realized and unrealized gain (loss)	(0.18)	0.48	0.43	0.65	0.49
Total income from operations	0.21	0.82	0.68	0.93	0.85

Less distributions from:
Net investment income	(0.43)	(0.36)	(0.29)	(0.33)	(0.36)
Net realized gains	—	(0.12)	(0.16)	(0.05)	—
Total distributions	(0.43)	(0.48)	(0.45)	(0.38)	(0.36)

Net asset value, end of year	$10.67	$10.89	$10.55	$10.32	$9.77
Total return[2]	1.95%	7.94%	6.60%	9.68%	9.26%

Net assets, end of year (millions)	$41	$46	$48	$52	$53

Ratios to average net assets:
Gross expenses	0.71%	0.78%	0.79%	0.81%	0.79%
Net expenses[3,4]	0.71	0.74 [5]	0.77 [5]	0.76 [5]	0.67 [5,6]
Net investment income	3.55	3.18	2.38	2.76	3.75

Portfolio turnover rate[7]	156%	97%	124%	265%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to January 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73% for Class 1 shares until May 1, 2009. In addition to the contractual expense limitation, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses effective July 27, 2007 through September 17, 2009.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 549%, 229%, 628%, 1,064% and 298% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

30	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$10.88	$10.53	$10.31	$9.77	$9.27

Income (loss) from operations:
Net investment income	0.37	0.32	0.23	0.26	0.33
Net realized and unrealized gain (loss)	(0.18)	0.49	0.41	0.64	0.50
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—
Total income from operations	0.19	0.81	0.64	0.91	0.83

Less distributions from:
Net investment income	(0.41)	(0.34)	(0.26)	(0.32)	(0.33)
Net realized gains	—	(0.12)	(0.16)	(0.05)	—
Total distributions	(0.41)	(0.46)	(0.42)	(0.37)	(0.33)

Net asset value, end of year	$10.66	$10.88	$10.53	$10.31	$9.77
Total return[2]	1.71%	7.77%	6.24%	9.42%[3]	9.11%

Net assets, end of year (millions)	$495	$500	$480	$433	$427

Ratios to average net assets:
Gross expenses	0.94%	0.99%	1.02%	1.01%	0.98%
Net expenses[4]	0.94	0.99	1.02	1.01	0.92 [5,6]
Net investment income	3.35	2.94	2.14	2.51	3.50

Portfolio turnover rate[7]	156%	97%	124%	265%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.31%. Class A received $512,812 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.81% for Class A shares until May 1, 2009. On December 5, 2008, the contractual expense limitation was reduced from 0.81% to 0.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 549%, 229%, 628%, 1,064% and 298% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$10.89	$10.54	$10.31	$9.77	$9.28

Income (loss) from operations:
Net investment income	0.28	0.23	0.15	0.19	0.28
Net realized and unrealized gain (loss)	(0.17)	0.50	0.43	0.65	0.48
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	0.11	0.73	0.58	0.86	0.76

Less distributions from:
Net investment income	(0.33)	(0.26)	(0.19)	(0.27)	(0.27)
Net realized gains	—	(0.12)	(0.16)	(0.05)	—
Total distributions	(0.33)	(0.38)	(0.35)	(0.32)	(0.27)

Net asset value, end of year	$10.67	$10.89	$10.54	$10.31	$9.77
Total return[2]	0.96%	6.98%	5.59%	8.83%[3]	8.33%

Net assets, end of year (millions)	$17	$24	$32	$47	$62

Ratios to average net assets:
Gross expenses	1.68%	1.74%	1.72%	1.69%	1.62%
Net expenses[4]	1.68	1.74	1.72	1.69	1.53 [5,6]
Net investment income	2.54	2.16	1.41	1.83	2.90

Portfolio turnover rate[7]	156%	97%	124%	265%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.62%. Class B received $138,332 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.35% for Class B shares until May 1, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 549%, 229%, 628%, 1,064% and 298% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

32	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$10.88	$10.79

Income (loss) from operations:
Net investment income	0.29	0.11
Net realized and unrealized gain (loss)	(0.19)	0.19
Total income from operations	0.10	0.30

Less distributions from:
Net investment income	(0.32)	(0.11)
Net realized gains	—	(0.10)
Total distributions	(0.32)	(0.21)

Net asset value, end of year	$10.66	$10.88
Total return[3]	0.84%	2.83%

Net assets, end of year (000s)	$7,335	$3,706

Ratios to average net assets:
Gross expenses	1.73%	1.54%[4]
Net expenses[5,6]	1.70 [7]	1.54 [4]
Net investment income	2.69	2.46 [4]

Portfolio turnover rate[8]	156%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception to date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 549% for the year ended December 31, 2013 and 229% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$10.89	$10.54	$10.31	$9.77	$9.28

Income (loss) from operations:
Net investment income	0.31	0.25	0.16	0.19	0.27
Net realized and unrealized gain (loss)	(0.17)	0.49	0.42	0.64	0.49
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	0.14	0.74	0.58	0.85	0.76

Less distributions from:
Net investment income	(0.36)	(0.27)	(0.19)	(0.26)	(0.27)
Net realized gains	—	(0.12)	(0.16)	(0.05)	—
Total distributions	(0.36)	(0.39)	(0.35)	(0.31)	(0.27)

Net asset value, end of year	$10.67	$10.89	$10.54	$10.31	$9.77
Total return[3]	1.24%	7.10%	5.65%	8.78%[4]	8.26%

Net assets, end of year (millions)	$31	$44	$56	$68	$69

Ratios to average net assets:
Gross expenses	1.43%	1.62%	1.67%	1.63%	1.67%
Net expenses[5]	1.43	1.62	1.67	1.63	1.60 [6,7]
Net investment income	2.79	2.28	1.48	1.88	2.82

Portfolio turnover rate[8]	156%	97%	124%	265%	35%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.57%. Class C1 received $107,022 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.38% for Class C1 shares until May 1, 2008 and 1.52% for the period from May 1, 2008 until May 1, 2009.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 549%, 229%, 628%, 1,064% and 298% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

34	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$10.93	$10.58	$10.35	$9.80	$9.30

Income (loss) from operations:
Net investment income	0.45	0.36	0.26	0.27	0.35
Net realized and unrealized gain (loss)	(0.23)	0.48	0.42	0.66	0.50
Total income from operations	0.22	0.84	0.68	0.93	0.85

Less distributions from:
Net investment income	(0.45)	(0.37)	(0.29)	(0.33)	(0.35)
Net realized gains	—	(0.12)	(0.16)	(0.05)	—
Total distributions	(0.45)	(0.49)	(0.45)	(0.38)	(0.35)

Net asset value, end of year	$10.70	$10.93	$10.58	$10.35	$9.80
Total return[2]	1.97%	8.06%	6.61%	9.57%	9.35%

Net assets, end of year (millions)	$259	$20	$7	$5	$3

Ratios to average net assets:
Gross expenses	0.61%	0.70%	0.75%	0.86%	0.75%
Net expenses[3,4]	0.60 [5]	0.70 [5]	0.75	0.84 [5]	0.71 [5,6]
Net investment income	4.14	3.31	2.41	2.65	3.68

Portfolio turnover rate[7]	156%	97%	124%	265%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective August 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.85%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.48% for Class I shares until May 1, 2009.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 549%, 229%, 628%, 1,064% and 298% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Backed Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

36	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$507,262,005	$1,700,090	$508,962,095
Asset-backed securities	—	62,087,010	—	62,087,010
Mortgage-backed securities	—	283,500,563	—	283,500,563
U.S. government & agency obligations	—	7,541,977	—	7,541,977
Purchased options	$730,469	224,946	—	955,415
Total long-term investments	$730,469	$860,616,501	$1,700,090	$863,047,060
Short-term investments†	—	122,893,290	—	122,893,290
Total investments	$730,469	$983,509,791	$1,700,090	$985,940,350
Other financial instruments:
Futures contracts	$776,858	—	—	$776,858
OTC interest rate swaps	—	$809,705	—	809,705
OTC total return swaps‡	—	242,684	—	242,684
Total other financial instruments	$776,858	$1,052,389	—	$1,829,247
Total	$1,507,327	$984,562,180	$1,700,090	$987,769,597

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$788,907	—	—	$788,907
Futures contracts	1,193,397	—	—	1,193,397
OTC total return swaps‡	—	$208,356	—	208,356
Total	$1,982,304	$208,356	—	$2,190,660

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

38	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage

40	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

42	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held written options and OTC total return swaps with credit related contingent features which had a liability position of $997,263. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended,

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	3,872,432	(3,872,432)

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $4 billion	0.500%
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C and Class I did not exceed 1.75% and 0.70%, respectively. The ratio of expenses to average net assets of Class 1 shares did not exceed those of Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

44	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $21,423.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $117,078 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$28,895	$21,456	$3,373	$3,055

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2013, the Fund had accrued $1,963 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$106,431,741	$4,156,127,359
Sales	60,117,807	3,913,944,665

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$38,511,010
Gross unrealized depreciation	(25,149,633)
Net unrealized appreciation	$13,361,377

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	932	3/14	$115,597,123	$114,679,688	$(917,435)
U.S. Treasury Ultra Long-Term Bonds	147	3/14	20,304,712	20,028,750	(275,962)
					$(1,193,397)
Contracts to Sell:
U.S. Treasury 2-Year Notes	300	3/14	66,076,369	65,943,750	132,619
U.S. Treasury 5-Year Notes	1,015	3/14	121,727,608	121,102,188	625,420
U.S. Treasury Ultra Long-Term Bonds	123	3/14	15,801,257	15,782,438	18,819
					$776,858
Net unrealized loss on open futures contracts					$(416,539)

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	974,000,306	$10,625,175
Options closed	(124,000,000)	(6,898,388)
Options exercised	—	—
Options expired	(850,000,000)	(3,187,500)
Written options, outstanding as of December 31, 2013	306	$539,287

At December 31, 2013, the Fund held TBA securities with a total cost of $189,583,028.

46	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

At December 31, 2013, the Fund held the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc.	$75,000,000	2/19/18	1.453% semi-annually	3-Month LIBOR	—	$809,705

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc.	$14,888,663	1/12/43	1-Month LIBOR†	IOS.FN30.350.12	‡	$(9,305)	$48,112
Goldman Sachs Group Inc.	24,748,892	1/12/40	1-Month LIBOR†	IOS.FN30.400.09	‡	(14,147)	116,157
Bank of America Securities LLC	24,665,105	1/12/41	IOS.FN30.450.10‡	1-Month LIBOR	†	(113,361)	(94,995)
Citigroup Global Markets	24,714,230	1/12/40	1-Month LIBOR†	IOS.FN30.400.09	‡	247,239	(145,372)
Total	$89,016,890					$110,426	$(76,098)

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

At December 31, 2013, the Fund held collateral received from Goldman Sachs Group Inc. in the amount of $978,877 on interest rate swaptions, interest rate swaps and total return swaps valued at $1,175,468. Net exposure to the counterparty was $196,591. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$955,415
Futures contracts[3]	776,858
OTC swap contracts[4]	1,052,389
Total	$2,784,662

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$788,907
Futures contracts[3]	1,193,397
OTC swap contracts[4]	208,356
Total	$2,190,660

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$3,848,497	$(3,957,812)	$(109,315)
Written options	(5,164,197)	3,187,500	(1,976,697)
Futures contracts	(5,825,659)	—	(5,825,659)
OTC swap contracts	549,856	(3,292,764)	(2,742,908)
Total	$(6,591,503)	$(4,063,076)	$(10,654,579)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$141,049	—	$141,049
Written options	(249,620)	—	(249,620)
Futures contracts	(29,511)	—	(29,511)
OTC swap contracts	1,723,820	$32,705	1,756,525
Total	$1,585,738	$32,705	$1,618,443

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,430,153
Written options	1,630,088
Futures contracts (to buy)	45,853,878
Futures contracts (to sell)	200,456,767

48	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Average Notional Balance
Interest rate swap contracts	$105,769,231
Total return swap contracts	103,465,098

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[3]	Net Amount
Purchased options[2]	$955,415	$(187,325)	$768,090
OTC swap contracts	1,052,389	(791,552)	260,837
Total	$2,007,804	$(978,877)	1,028,927

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4]	Net Amount
Written options	$788,907	—	$788,907
Futures contracts[5]	125,303	$(125,303)	—
OTC swap contracts	208,356	—	208,356
Total	$1,122,566	$(125,303)	$997,263

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$70,179
Class A	$1,288,988	731,299
Class B	155,308	79,024

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	49

Notes to financial statements (cont’d)

	Service and/or Distribution Fees	Transfer Agent Fees
Class C	66,946	12,228
Class C1	259,061	64,114
Class I	—	80,764
Total	$1,770,303	$1,037,608

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B	—
Class C	$2,065
Class C1	—
Class I	19,358
Total	$21,423

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class 1	$1,727,185	$1,587,842
Class A	19,322,391	15,261,972
Class B	587,986	658,388
Class C	210,062	15,351	†
Class C1	1,147,161	1,246,775	‡
Class I	6,934,820	400,458
Total	$29,929,605	$19,170,786

Net Realized Gains:
Class 1	—	$502,656
Class A	—	5,448,832
Class B	—	273,235
Class C	—	30,150	†
Class C1	—	488,282	‡
Class I	—	189,896
Total	—	$6,933,051

†	For the period August 1, 2012 (inception date) to December 31, 2012.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At December 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple

50	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class 1
Shares sold	—	—	—		—
Shares issued on reinvestment	158,719	$1,727,185	193,749		$2,090,852
Shares repurchased	(508,509)	(5,561,716)	(558,319)		(6,007,761)
Net decrease	(349,790)	$(3,834,531)	(364,570)		$(3,916,909)

Class A
Shares sold	20,082,667	$219,578,830	8,710,232		$93,906,906
Shares issued on reinvestment	1,730,316	18,798,206	1,861,099		20,075,957
Shares repurchased	(21,356,708)	(232,654,422)	(10,197,470)		(109,834,565)
Net increase	456,275	$5,722,614	373,861		$4,148,298

Class B
Shares sold	48,523	$531,068	106,935		$1,157,188
Shares issued on reinvestment	53,465	581,309	85,318		920,990
Shares repurchased	(767,400)	(8,395,156)	(951,335)		(10,232,051)
Net decrease	(665,412)	$(7,282,779)	(759,082)		$(8,153,873)

Class C
Shares sold	508,492	$5,577,050	362,153	†	$3,938,868	†
Shares issued on reinvestment	17,288	187,441	3,620	†	39,452	†
Shares repurchased	(177,993)	(1,935,032)	(25,196)	†	(274,838)	†
Net increase	347,787	$3,829,459	340,577	†	$3,703,482	†

Class C1
Shares sold	385,926	$4,227,456	711,367	‡	$7,641,362	‡
Shares issued on reinvestment	100,128	1,089,045	153,006	‡	1,651,578	‡
Shares repurchased	(1,686,358)	(18,483,821)	(2,155,082)	‡	(23,188,630)	‡
Net decrease	(1,200,304)	$(13,167,320)	(1,290,709)	‡	$(13,895,690)	‡

Class I
Shares sold	29,512,333	$324,295,439	1,474,037		$15,990,836
Shares issued on reinvestment	293,457	3,193,267	33,250		361,217
Shares repurchased	(7,390,438)	(80,685,830)	(344,214)		(3,737,677)
Net increase	22,415,352	$246,802,876	1,163,073		$12,614,376

†	For the period August 1, 2012 (inception date) to December 31, 2012.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	51

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class C1	Class I
Daily 1/31/2014	$0.0379	$0.0359	$0.0276	$0.0287	$0.0306	$0.0395

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$29,929,605	$22,429,980
Net long-term capital gains	—	3,673,857
Total distributions paid	$29,929,605	$26,103,837

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,895,285
Deferred capital losses*	(16,484,520)
Other book/tax temporary differences(a)	517,550
Unrealized appreciation (depreciation)(b)	13,428,825
Total accumulated earnings (losses) — net	$1,357,140

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and swap contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax adjustments.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff

52	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. In November 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. On January 13, 2014, the appeals court denied Plaintiff’s petition.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Mortgage Backed Securities Fund 2013 Annual Report	53

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Mortgage Backed Securities Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Mortgage Backed Securities Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

54	Western Asset Mortgage Backed Securities Fund 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Mortgage Backed Securities Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

Western Asset Mortgage Backed Securities Fund	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as U.S. mortgage funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2013 was above the median.

56	Western Asset Mortgage Backed Securities Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadviser’s fees and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as U.S. mortgage funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the Fund’s Contractual Management Fee was reduced in August 2012 and noted that this lower fee was not fully reflected in the Lipper comparisons. The Board also considered that the current expense limitation applicable to certain share classes of the Fund is expected to continue through December 2015.

Western Asset Mortgage Backed Securities Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that the Fund’s Contractual Management Fee was reduced in August 2012.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

58	Western Asset Mortgage Backed Securities Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Mortgage Backed Securities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Western Asset Mortgage Backed Securities Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

60	Western Asset Mortgage Backed Securities Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Western Asset Mortgage Backed Securities Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

62	Western Asset Mortgage Backed Securities Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Mortgage Backed Securities Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

64	Western Asset Mortgage Backed Securities Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Mortgage Backed Securities Fund	65

Western Asset

Mortgage Backed Securities Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Mortgage Backed Securities Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Mortgage Backed Securities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Mortgage Backed Securities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/14 SR14-2131

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,910 in December 31, 2012 and $171,929 in December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $32,500 in December 31, 2012 and $0 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,450 in December 31, 2012 and $14,450 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2012 and $0 in December 31, 2013.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included	herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not	applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not	applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2014